UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23090

Oppenheimer Small Cap Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  April 30

Date of reporting period:  4/30/2018

Item 1. Reports to Stockholders.

Annual Report 4/30/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Small Cap Value Fund

Annual Report 4/30/2018 Oppenheimer Small Cap Value Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Value Index
1-Year	3.56%	-2.39%	6.53%
Since Inception (12/7/15)	10.46	7.76	14.27

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER SMALL CAP VALUE FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 3.56% during the one-year period ended April 30, 2018. In comparison, the Russell 2000 Value Index (the “Index”) returned 6.53% during the same period. The Fund’s underperformance relative to the Index stemmed from weaker relative stock selection in the Industrials, Consumer Discretionary and Health Care sectors. The Fund outperformed the Index within the Consumer Staples and Information Technology sectors due to stock selection. An underweight position in Real Estate also contributed to positive performance.

MARKET OVERVIEW

2017 was yet another strong year for U.S. equities. It would be an understatement to say that this bull market has been long and uninterrupted. To put this in perspective, investment professionals with fewer than 10 years of experience (and there are many) have never seen a down market in their career, much less a bear market like 2008.

Equity markets got off to a very strong start to 2018 in January. However, volatility re-emerged and the markets reversed course during February and March, before recovering slightly in April. The most commonly cited measure of volatility is the Chicago Board Options Exchange Volatility Index, more commonly known as the VIX. The VIX uses

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER SMALL CAP VALUE FUND

index options to calculate implied volatility at the index level and during most of 2017 hovered near the 10% level, which is a historically low level of expected volatility. This reversed somewhat in February and March, as a number of factors, most importantly fears of a trade war, caused significant selling of equities in early February. The VIX ended the period around the 15% level.

FUND REVIEW

Top performing holdings this reporting period included Delek US Holdings, Inc., Moelis & Co. and Stars Group Inc.

Delek US Holdings is a diversified downstream energy company, which focuses on petroleum refining, the transportation, storage and wholesale distribution of crude oil, intermediate and refined products and convenience store retailing. Earnings have been strong during the reporting period, driven by better than expected refining margins, and the company also announced increases to its dividend and share repurchase programs.

Moelis, an investment banking firm which specializes in mergers and acquisitions, stands to benefit from continued organic revenue growth, and is a beneficiary of the recent corporate tax reform legislation.

While the Fund underperformed within the Consumer Discretionary sector overall, The Stars Group was a top contributor to performance. The online poker company reported strong revenue and earnings growth for fiscal 2017. The company also announced the acquisition of UK based Sky Betting & Gaming, which gives the company exposure to online sports betting.

Detractors from performance included Medicines Company, Ranger Energy Services, Inc. and SeaWorld Entertainment, Inc.

Medicines, which has historically been a provider of specialty pharmaceuticals, is in the process of transforming itself into a biotechnology firm, and has developed a drug pipeline that includes a promising candidate for the treatment of hypercholesterolemia, or very high cholesterol. Recent quarterly losses related to the reorganization of the company has led to underperformance as investors question the company’s ability to effectively monetize its promising pipeline.

Ranger Energy Services, Inc. is an oil and gas services company, which provides well services and natural gas processing equipment. After completing its initial public offering in August of 2017, the company reported disappointing financial results due to lower than expected operating margins. We exited our position.

SeaWorld Entertainment is a theme park and entertainment company. The company reported a quarterly loss in August of last year due to declining attendance at its Orlando and San Diego parks, and its share price fell as a result. We exited our position.

4      OPPENHEIMER SMALL CAP VALUE FUND

STRATEGY & OUTLOOK

As we mentioned in our year-end commentary, now is not the time for complacency. The return of a more “normal” volatility regime has created a new set of challenges for equity investors. In a regime of higher uncertainty, the value of bottom up, fundamental research will become much more important than in recent years. While we remain relatively optimistic that the current positive economic trends and tax reform should benefit small caps, recent macroeconomic events have introduced a level of uncertainty that cannot be discounted.

We remain overweight economically sensitive areas such as Industrials, Consumer Discretionary, and Energy, and underweight more defensive sectors such as Real Estate, Utilities, and Healthcare. Given the higher levels of volatility, however, we have been on the margin adding stocks with higher quality and defensive characteristics. And as value investors we have tried to take advantage of opportunities volatility has presented to us.

As always, while many investors focus on a short-term view when considering potential investments, the Fund utilizes in-depth fundamental research to identify companies that we believe are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer-term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements – income statement, balance sheet and statement of cash flows – and helps us uncover companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Eric Hewitt Portfolio Manager

5      OPPENHEIMER SMALL CAP VALUE FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Stars Group, Inc. (The)	1.9%
Federal Agricultural Mortgage Corp., Cl. C	1.9
Marcus & Millichap, Inc.	1.8
Legg Mason, Inc.	1.8
SM Energy Co.	1.7
Gray Television, Inc.	1.7
Umpqua Holdings Corp.	1.6
Opus Bank	1.6
BancorpSouth Bank	1.6
National Storage Affiliates Trust	1.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	13.8%
Real Estate Investment Trusts (REITs)	7.1
Oil, Gas & Consumable Fuels	6.9
Machinery	6.1
Capital Markets	4.5
Metals & Mining	3.5
Hotels, Restaurants & Leisure	3.3
Thrifts & Mortgage Finance	3.2
Electric Utilities	3.2
Insurance	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2018, and are based on the total market value of common stocks.

6      OPPENHEIMER SMALL CAP VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/18

	Inception Date	1-Year	Since Inception
Class A (OVSAX)	12/7/15	3.56%	10.46%
Class C (OVSCX)	12/7/15	2.81	9.64
Class I (OVSIX)	12/7/15	3.89	10.81
Class R (OVSRX)	12/7/15	3.21	10.18
Class Y (OVSYX)	12/7/15	3.80	10.75

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/18

	Inception Date	1-Year	Since Inception
Class A (OVSAX)	12/7/15	-2.39%	7.76%
Class C (OVSCX)	12/7/15	1.81	9.64
Class I (OVSIX)	12/7/15	3.89	10.81
Class R (OVSRX)	12/7/15	3.21	10.18
Class Y (OVSYX)	12/7/15	3.80	10.75

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

7      OPPENHEIMER SMALL CAP VALUE FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER SMALL CAP VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER SMALL CAP VALUE FUND

Actual	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During 6 Months Ended April 30, 2018
Class A	$ 1,000.00	$ 1,011.10	$ 6.25
Class C	1,000.00	1,007.30	10.00
Class I	1,000.00	1,012.90	4.65
Class R	1,000.00	1,009.60	7.50
Class Y	1,000.00	1,012.70	5.00
Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.60	6.28
Class C	1,000.00	1,014.88	10.04
Class I	1,000.00	1,020.18	4.67
Class R	1,000.00	1,017.36	7.53
Class Y	1,000.00	1,019.84	5.02

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2018 are as follows:

Class	Expense Ratios
Class A	1.25%
Class C	2.00
Class I	0.93
Class R	1.50
Class Y	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS April 30, 2018

	Shares	Value
Common Stocks—97.6%
Consumer Discretionary—12.9%
Automobiles—0.6%
Thor Industries, Inc.	1,601	$169,930
Diversified Consumer Services—0.6%
K12, Inc.[1]	10,544	161,323
Hotels, Restaurants & Leisure—3.3%
Extended Stay
America, Inc.	20,174	395,007
Stars Group, Inc.
(The)[1]	16,452	512,480
		907,487
Household Durables—1.7%
Helen of Troy Ltd.[1]	1,245	110,992
MDC Holdings, Inc.	12,192	353,690
		464,682
Leisure Products—0.9%
Johnson Outdoors, Inc., Cl. A	3,808	246,606
Media—1.7%
Gray Television, Inc.[1]	40,941	462,633
Specialty Retail—2.2%
Asbury Automotive Group, Inc.[1]	4,798	321,706
DSW, Inc., Cl. A	12,391	276,319
		598,025
Textiles, Apparel & Luxury Goods—1.9%
Deckers Outdoor Corp.[1]	3,007	280,433
Movado Group, Inc.	6,387	251,967
		532,400
Consumer Staples—0.9%
Food Products—0.9%
Nomad Foods Ltd.[1]	15,147	249,774
Energy—9.9%
Energy Equipment & Services—3.0%
Superior Energy Services, Inc.[1]	39,457	423,374
Weatherford International plc[1]	138,918	409,808
		833,182
Oil, Gas & Consumable Fuels—6.9%
Callon Petroleum Co.[1]	23,599	328,262
Delek US Holdings, Inc.	7,562	358,212

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Ship Finance International Ltd.	24,381	$347,429
SM Energy Co.	19,432	465,396
SRC Energy, Inc.[1]	32,240	355,930
W&T Offshore, Inc.[1]	7,022	42,834
		1,898,063
Financials—36.1%
Capital Markets—4.6%
Ares Management LP2	16,097	354,134
Legg Mason, Inc.	12,102	480,450
Moelis & Co., Cl. A	7,678	413,076
		1,247,660
Commercial Banks—13.8%
BancorpSouth Bank	13,068	431,897
Chemical Financial Corp.	7,592	416,725
Fidelity Southern Corp.	15,712	357,134
First Business Financial Services, Inc.	11,356	295,143
Great Western Bancorp, Inc.	10,336	425,223
IBERIABANK Corp.	4,660	349,267
Midland States Bancorp, Inc.	6,356	200,214
Opus Bank	15,432	435,182
TCF Financial Corp.	17,092	424,394
Umpqua Holdings Corp.	19,224	452,918
		3,788,097
Consumer Finance—1.5%
Navient Corp.	31,933	423,432
Insurance—3.1%
American Equity Investment Life Holding Co.	4,181	126,266
CNO Financial Group, Inc.	16,090	344,970
Hanover Insurance Group, Inc. (The)	3,406	391,179
		862,415
Real Estate Investment Trusts (REITs)—7.1%
DCT Industrial Trust, Inc.	2,352	154,220
DiamondRock Hospitality Co.	29,190	322,549

11      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Granite Point Mortgage Trust, Inc.	12,492	$207,867
Invesco Mortgage Capital, Inc.	18,164	294,802
National Storage Affiliates Trust	16,346	430,227
QTS Realty Trust, Inc., Cl. A	3,951	139,826
Uniti Group, Inc.	22,406	403,756
		1,953,247
Real Estate Management & Development—2.8%
Marcus & Millichap, Inc.[1]	14,838	506,866
RE/MAX Holdings, Inc., Cl. A	4,962	268,692
		775,558
Thrifts & Mortgage Finance—3.2%
Federal Agricultural Mortgage Corp., Cl. C	5,939	507,844
Radian Group, Inc.	25,094	358,844
		866,688
Health Care—4.3%
Health Care Equipment & Supplies—1.0%
Halyard Health, Inc.[1]	5,903	279,625
Health Care Providers & Services—1.7%
Magellan Health, Inc.[1]	1,261	105,735
Select Medical Holdings Corp.[1]	20,688	373,418
		479,153
Pharmaceuticals—1.6%
Indivior plc[1]	44,781	276,978
Medicines Co. (The)[1]	5,001	150,480
		427,458
Industrials—15.3%
Aerospace & Defense—1.5%
Aerojet Rocketdyne Holdings, Inc.[1]	7,637	213,378
Engility Holdings, Inc.[1]	7,411	188,387
		401,765
Building Products—1.1%
Universal Forest Products, Inc.	9,435	300,788

	Shares	Value
Commercial Services & Supplies—1.3%
VSE Corp.	7,272	$372,981
Construction & Engineering—1.1%
Tutor Perini Corp.[1]	14,838	306,405
Machinery—6.1%
Federal Signal Corp.	9,490	205,554
Greenbrier Cos., Inc. (The)	6,338	277,921
ITT, Inc.	6,315	308,740
Kennametal, Inc.	4,611	168,071
Milacron Holdings Corp.[1]	14,242	256,783
Titan International, Inc.	19,860	204,558
Wabash National Corp.	12,103	242,786

		1,664,413
Professional Services—1.5%
ICF International, Inc.	5,978	401,124
Road & Rail—2.7%
ArcBest Corp.	10,227	328,287
Werner Enterprises, Inc.	6,412	219,932
YRC Worldwide, Inc.[1]	23,417	194,829

		743,048
Information Technology—7.8%
Communications Equipment—0.8%
NetScout Systems, Inc.[1]	7,736	210,033
Electronic Equipment, Instruments, & Components—2.5%
Belden, Inc.	4,099	252,498
Hollysys Automation Technologies Ltd.	9,210	203,173
Littelfuse, Inc.	489	91,404
Orbotech Ltd.[1]	2,295	134,074

		681,149
Internet Software & Services—0.4%
Web.com Group, Inc.[1]	5,688	105,797
IT Services—1.6%
Science Applications International Corp.	1,798	154,250

12      OPPENHEIMER SMALL CAP VALUE FUND

	Shares	Value
IT Services (Continued)
Travelport Worldwide Ltd.	16,971	$290,883
		445,133
Semiconductors & Semiconductor
Equipment—2.5%
Aquantia Corp.[1]	16,925	199,884
MKS Instruments, Inc.	1,549	158,618
Silicon Motion Technology Corp., ADR	4,478	202,450
Tower Semiconductor Ltd.[1]	4,978	128,781
		689,733
Materials—5.7%
Chemicals—1.5%
AdvanSix, Inc.1	7,082	253,677
Orion Engineered Carbons SA	6,364	170,555
		424,232
Containers & Packaging—0.7%
Owens-Illinois, Inc.[1]	9,115	185,308
Metals & Mining—3.5%
Carpenter Technology Corp.	4,725	251,654
Coeur Mining, Inc.[1]	21,771	164,806
Commercial Metals Co.	13,597	285,673

	Shares	Value
Metals & Mining (Continued)
Schnitzer Steel Industries, Inc., Cl. A	8,826	259,926
		962,059
Utilities—4.7%
Electric Utilities—3.2%
ALLETE, Inc.	3,937	300,826
El Paso Electric Co.	6,771	345,660
Portland General Electric Co.	5,198	220,811
		867,297
Multi-Utilities—1.5%
NorthWestern Corp.	7,459	409,797
Total Common Stocks (Cost $24,682,296)		26,798,500
Investment Company—2.2%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.67%3,4 (Cost $595,998)	595,998	595,998
Total Investments, at Value (Cost $25,278,294)	99.8%	27,394,498
Net Other Assets (Liabilities)	0.2	55,981
Net Assets	100.0%	$27,450,479

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security was a Master Limited Partnership during the period.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2017	Gross Additions	Gross Reductions	Shares April 30, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	543,407	11,931,157	11,878,566	595,998

13      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$595,998	$5,841	$—	$—

See accompanying Notes to Financial Statements.

14      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $24,682,296)	$26,798,500
Affiliated companies (cost $595,998)	595,998

27,394,498
Receivables and other assets:
Investments sold	191,969
Shares of beneficial interest sold	36,020
Dividends	4,996
Other	36,318

Total assets	27,663,801
Liabilities
Payables and other liabilities:
Investments purchased	173,800
Distribution and service plan fees	5,288
Shareholder communications	4,609
Shares of beneficial interest redeemed	406
Trustees’ compensation	173
Other	29,046

Total liabilities	213,322
Net Assets	$27,450,479

Composition of Net Assets
Par value of shares of beneficial interest	$2,220
Additional paid-in capital	24,576,257
Accumulated net investment income	1,844
Accumulated net realized gain on investments and foreign currency transactions	753,954
Net unrealized appreciation on investments	2,116,204

Net Assets	$27,450,479

15      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $17,237,663 and 1,392,423 shares of beneficial interest outstanding)	$12.38

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.14

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,770,745 and 387,981 shares of beneficial interest outstanding)	$12.30

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $37,358 and 3,016 shares of beneficial interest outstanding)	$12.39

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,804,420 and 307,238 shares of beneficial interest outstanding)	$12.38

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,600,293 and 129,104 shares of beneficial interest outstanding)	$12.40

See accompanying Notes to Financial Statements.

16      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended April 30, 2018

Investment Income
Dividends:
Unaffiliated companies	$558,727
Affiliated companies	5,841

Total investment income	564,568
Expenses
Management fees	253,171
Distribution and service plan fees:
Class A	39,742
Class C	44,569
Class R	15,421
Transfer and shareholder servicing agent fees:
Class A	47,407
Class C	9,446
Class I	5
Class R	6,564
Class Y	3,629
Shareholder communications:
Class A	14,367
Class C	4,601
Class I	10
Class R	4,063
Class Y	1,541
Registration fees	89,357
Legal, auditing and other professional fees	33,168
Custodian fees and expenses	2,479
Borrowing fees	924
Trustees’ compensation	422
Other	1,570

Total expenses	572,456
Less waivers and reimbursements of expenses	(138,800)

Net expenses	433,656
Net Investment Income	130,912
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investment transactions in unaffiliated companies	1,406,103
Foreign currency transactions	100

Net realized gain	1,406,203
Net change in unrealized appreciation/depreciation on investment transactions in unaffiliated companies	(691,639)
Net Increase in Net Assets Resulting from Operations	$845,476

See accompanying Notes to Financial Statements.

17      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30, 2018	Year Ended April 30, 2017
Operations
Net investment income	$130,912	$87,696
Net realized gain	1,406,203	141,172
Net change in unrealized appreciation/depreciation	(691,639)	2,583,701

Net increase in net assets resulting from operations	845,476	2,812,569
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(76,348)	(91,250)
Class C	—	(1,280)
Class I	(82)	(111)
Class R	(4,830)	(3,202)
Class Y	(8,854)	(10,100)

	(90,114)	(105,943)
Distributions from net realized gain:
Class A	(251,705)	—
Class C	(48,867)	—
Class I	(176)	—
Class R	(37,583)	—
Class Y	(16,931)	—

	(355,262)	—
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(10,159,479)	18,961,965
Class C	(151,904)	4,353,170
Class I	24,609	—
Class R	1,277,166	2,108,607
Class Y	(860,432)	2,210,459

	(9,870,040)	27,634,201
Net Assets
Total increase (decrease)	(9,469,940)	30,340,827
Beginning of period	36,920,419	6,579,592

End of period (including accumulated net investment income (loss) of $1,844 and $(14,182), respectively)	$27,450,479	$36,920,419

See accompanying Notes to Financial Statements.

18      OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$12.13	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.07	0.06	0.04
Net realized and unrealized gain	0.36	2.04	0.10
Total from investment operations	0.43	2.10	0.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.07)	(0.04)
Distributions from net realized gain	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.18)	(0.07)	(0.04)
Net asset value, end of period	$12.38	$12.13	$10.10

Total Return, at Net Asset Value[4]	3.56%	20.87%	1.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,238	$27,101	$5,922
Average net assets (in thousands)	$22,295	$16,833	$5,052
Ratios to average net assets:[5]
Net investment income	0.54%	0.50%	0.98%
Expenses excluding specific expenses listed below	1.66%	1.69%	2.86%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.66%	1.69%	2.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%
Portfolio turnover rate	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2018	1.66%
Year Ended April 30, 2017	1.69%
Period Ended April 29, 2016	2.87%

See accompanying Notes to Financial Statements.

19      OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$12.10	$10.09	$10.00
Income (loss) from investment operations:
Net investment loss[3]	(0.03)	(0.04)	(0.02)
Net realized and unrealized gain	0.37	2.06	0.13
Total from investment operations	0.34	2.02	0.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.01)	(0.02)
Distributions from net realized gain	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.14)	(0.01)	(0.02)
Net asset value, end of period	$12.30	$12.10	$10.09

Total Return, at Net Asset Value[4]	2.81%	20.01%	1.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,771	$4,885	$289
Average net assets (in thousands)	$4,476	$2,387	$123
Ratios to average net assets:[5]
Net investment loss	(0.23)%	(0.31)%	(0.46)%
Expenses excluding specific expenses listed below	2.52%	2.52%	3.97%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%
Total expenses[7]	2.52%	2.52%	3.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	1.96%
Portfolio turnover rate	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2018	2.52%
Year Ended April 30, 2017	2.52%
Period Ended April 29, 2016	3.98%

See accompanying Notes to Financial Statements.

20      OPPENHEIMER SMALL CAP VALUE FUND

Class I	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$12.13	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.11	0.11	0.04
Net realized and unrealized gain	0.36	2.03	0.11
Total from investment operations	0.47	2.14	0.15
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.11)	(0.05)
Distributions from net realized gain	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.21)	(0.11)	(0.05)
Net asset value, end of period	$12.39	$12.13	$10.10

Total Return, at Net Asset Value[4]	3.89%	21.30%	1.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37	$12	$10
Average net assets (in thousands)	$18	$11	$9
Ratios to average net assets:[5]
Net investment income	0.88%	0.96%	0.98%
Expenses excluding specific expenses listed below	1.29%	1.38%	2.47%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.29%	1.38%	2.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.93%	0.93%
Portfolio turnover rate	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2018	1.29%
Year Ended April 30, 2017	1.38%
Period Ended April 29, 2016	2.48%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$12.15	$10.10	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	0.03	0.02	(0.00)[4]
Net realized and unrealized gain	0.36	2.07	0.13
Total from investment operations	0.39	2.09	0.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.04)	(0.03)
Distributions from net realized gain	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.16)	(0.04)	(0.03)
Net asset value, end of period	$12.38	$12.15	$10.10

Total Return, at Net Asset Value[5]	3.21%	20.72%	1.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,804	$2,468	$205
Average net assets (in thousands)	$3,124	$1,124	$57
Ratios to average net assets:[6]
Net investment income (loss)	0.25%	0.21%	(0.03)%
Expenses excluding specific expenses listed below	2.04%	2.12%	3.71%
Interest and fees from borrowings	0.00%[7]	0.00%	0.00%
Total expenses[8]	2.04%	2.12%	3.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.45%
Portfolio turnover rate	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2018	2.04%
Year Ended April 30, 2017	2.12%
Period Ended April 29, 2016	3.72%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER SMALL CAP VALUE FUND

Class Y	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$12.15	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.10	0.08	0.05
Net realized and unrealized gain	0.36	2.06	0.09

Total from investment operations	0.46	2.14	0.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.09)	(0.04)
Distributions from net realized gain	(0.14)	0.00	0.00

Total dividends and/or distributions to shareholders	(0.21)	(0.09)	(0.04)
Net asset value, end of period	$12.40	$12.15	$10.10

Total Return, at Net Asset Value[4]	3.80%	21.31%	1.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,600	$2,454	$154
Average net assets (in thousands)	$1,706	$1,285	$137
Ratios to average net assets:[5]
Net investment income	0.80%	0.65%	1.14%
Expenses excluding specific expenses listed below	1.51%	1.45%	2.67%
Interest and fees from borrowings	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.51%	1.45%	2.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%
Portfolio turnover rate	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended April 30, 2018	1.51%
Year Ended April 30, 2017	1.45%
Period Ended April 29, 2016	2.68%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS April 30, 2018

1. Organization

Oppenheimer Small Cap Value Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

24      OPPENHEIMER SMALL CAP VALUE FUND

2. Significant Accounting Policies  (Continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are

25      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies  (Continued)

not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$33,054	$886,282	$—	$1,957,748

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund utilized $50,711 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal

26      OPPENHEIMER SMALL CAP VALUE FUND

2. Significant Accounting Policies  (Continued)

income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Gain on Investments[3]
$370,744	$24,772	$345,972

3. $371,097, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the reporting periods:

	Year Ended April 30, 2018	Year Ended April 30, 2017
Distributions paid from:
Ordinary income	$90,114	$105,943
Long-term capital gain	355,262	—

Total	$445,376	$105,943

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$25,436,750

Gross unrealized appreciation	$3,229,403
Gross unrealized depreciation	(1,271,655)

Net unrealized appreciation	$1,957,748

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

27      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation  (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

28      OPPENHEIMER SMALL CAP VALUE FUND

3. Securities Valuation  (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$3,543,086	$—	$—	$3,543,086
Consumer Staples	659,582	—	—	659,582
Energy	2,321,437	—	—	2,321,437
Financials	9,917,097	—	—	9,917,097
Health Care	909,258	276,978	—	1,186,236
Industrials	4,190,524	—	—	4,190,524
Information Technology	2,131,845	—	—	2,131,845
Materials	1,571,599	—	—	1,571,599
Utilities	1,277,094	—	—	1,277,094
Investment Company	595,998	—	—	595,998

Total Assets	$27,117,520	$276,978	$—	$27,394,498

For the reporting period, there were no transfers between levels.

29      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation  (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

30      OPPENHEIMER SMALL CAP VALUE FUND

4. Investments and Risks  (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

31      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended April 30, 2018		Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	581,781	$7,185,748	2,142,493	$24,923,284
Dividends and/or distributions reinvested	19,377	238,907	4,752	55,848
Redeemed	(1,442,164)	(17,584,134)	(500,340)	(6,017,167)

Net increase (decrease)	(841,006)	$(10,159,479)	1,646,905	$ 18,961,965

Class C
Sold	202,777	$2,512,065	485,818	$5,665,587
Dividends and/or distributions reinvested	3,947	48,667	108	1,272
Redeemed	(222,317)	(2,712,636)	(110,969)	(1,313,689)

Net increase (decrease)	(15,593)	$(151,904)	374,957	$4,353,170

Class I
Sold	2,012	$24,560	—	$—
Dividends and/or distributions reinvested	4	49	—	—
Redeemed	—	—	—	—

Net increase	2,016	$24,609	—	$—

Class R
Sold	159,134	$1,958,606	222,556	$2,569,548
Dividends and/or distributions reinvested	3,409	42,159	273	3,162
Redeemed	(58,502)	(723,599)	(39,946)	(464,103)

Net increase	104,041	$1,277,166	182,883	$2,108,607

Class Y
Sold	88,708	$1,094,458	248,102	$2,944,505
Dividends and/or distributions reinvested	2,079	25,576	837	10,006
Redeemed	(163,710)	(1,980,466)	(62,166)	(744,052)

Net increase (decrease)	(72,923)	$(860,432)	186,773	$2,210,459

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$22,488,275	$33,061,476

32      OPPENHEIMER SMALL CAP VALUE FUND

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.80%
Next $500 million	0.75
Next $4 billion	0.70
Over $5 billion	0.65

The Fund’s effective management fee for the reporting period was 0.80% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

33      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates  (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
April 30, 2018	$26,759	$132	$616	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to

34      OPPENHEIMER SMALL CAP VALUE FUND

8. Fees and Other Transactions with Affiliates  (Continued)

waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles and interest and fees from borrowings; will not exceed 1.25% for Class A shares, 2.00% for Class C shares, 0.93% for Class I shares, 1.50% for Class R shares and 1.00% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$87,354
Class C	22,566
Class I	67
Class R	16,633
Class Y	8,423

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$2,318
Class C	433
Class R	291
Class Y	181

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $534 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

35      OPPENHEIMER SMALL CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Small Cap Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Small Cap Value Fund (the “Fund”), including the statement of investments, as of April 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the two year period then ended and the period December 7, 2015 (commencement of operations) through April 29, 2016. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the two year period then ended and the period December 7, 2015 (commencement of operations) through April 29, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

June 22, 2018

36      OPPENHEIMER SMALL CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

Capital gain distributions of $0.14014 per share were paid to Class A, Class C, Class I, Class R and Class Y shareholders, respectively, on December 11, 2017. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 100% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $441,070 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $1,280 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

37      OPPENHEIMER SMALL CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

38      OPPENHEIMER SMALL CAP VALUE FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Small Cap Value Fund	12/11/17	4.5%	84.6%	10.9%

39      OPPENHEIMER SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees and Trustee (since 2015) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2015) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

40      OPPENHEIMER SMALL CAP VALUE FUND

Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003-2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2015) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 - 1991). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

41      OPPENHEIMER SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2015) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2015) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2015) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of

42      OPPENHEIMER SMALL CAP VALUE FUND

Joanne Pace, Continued	Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007- 2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2015) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee, President and Principal Executive Officer (since 2015) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 107 portfolios in the OppenheimerFunds complex.

43      OPPENHEIMER SMALL CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Hewitt and Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Eric Hewitt, Vice President (since 2015) Year of Birth: 1971	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President of the Sub-Adviser (since March 2013). Product Manager for Columbia Management Investment Advisors, LLC (2012–2013); Senior Equity Analyst and Portfolio Manager with Diamondback/Harbor Watch Capital Management, LLC (2009–2012); Senior Equity Analyst and Portfolio Manager with AllianceBernstein LP (1999–2009). A portfolio manager and an officer in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 107 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2015) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 107 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2015) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 107 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

44      OPPENHEIMER SMALL CAP VALUE FUND

OPPENHEIMER SMALL CAP VALUE FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

45      OPPENHEIMER SMALL CAP VALUE FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

46      OPPENHEIMER SMALL CAP VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

47      OPPENHEIMER SMALL CAP VALUE FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us

800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA2455.001.0418 June 22, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)     Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $22,300 in fiscal 2018 and $21,600 in fiscal 2017.

(b)     Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $3,500 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $441,236 in fiscal 2018 and $234,635 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits and additional audit services

(c)     Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,825 in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $669,599 in fiscal 2018 and $689,805 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)     All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,116,160 fees in fiscal 2018 and $927,940 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Small Cap Value Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/15/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/15/2018